SUPPLEMENT Dated January 31, 2008
To The Prospectuses Dated April 30, 2007

For Variable Annuity Contracts
Issued By ING USA Annuity and Life Insurance Company
Through Its Separate Account B or EQ

This supplement updates the prospectus. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Contact Center at
1-800-366-0066.

Please note the following investment portfolio changes, which are underlined in the following excerpt of
“Appendix B – The Investment Portfolios” (with the list of available investment portfolios toward the front of the prospectus changed accordingly).

Fund Name and
Investment Adviser/Subadviser	Investment Objective

ING Investors Trust
7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258

ING Van Kampen Large Cap Growth Portfolio	Seeks growth of capital over the long term. The Portfolio’s
(formerly, ING FMRSM Large Cap Growth Portfolio)	investment objective is not fundamental and may be changed
(Class S)	without a shareholder vote.

Investment Adviser: Directed Services, Inc.
Investment Subadviser: Van Kampen (formerly, Fidelity
Management & Research Co.)

ING Mid Cap Growth Portfolio	Seeks long-term growth of capital.
(formerly, ING FMRSM Mid Cap Growth Portfolio)
(Class S)

Investment Adviser: Directed Services, Inc.
Investment Subadviser: ING Investment Management
Co. (formerly, Fidelity Management & Research Co.)

147703 – ING USA-EQ	1-31-2008